AMENDED & RESTATED

REGISTRATION RIGHTS AGREEMENT

THIS AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of November 2, 2021 and effective as of November 2, 2021, by and among The Parking REIT, Inc., a Maryland corporation (the “REIT”), and the Holders (as defined below), for the benefit of the Holders and the REIT.  Certain capitalized terms used herein shall have the meanings ascribed to such terms in Section 1.

RECITALS:

WHEREAS, HSCP STRATEGIC III, L.P., a Delaware limited partnership ( “HSCP”), the REIT, and MVP REIT II Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”) have entered into a Securities Purchase Agreement, dated as of the date hereof (the “HSCP Agreement”), pursuant to which (i) HSCP contributed, transferred and conveyed cash to the Operating Partnership in exchange for newly issued limited partnership interests in the Operating Partnership designated as “Common Units” (“OP Units”) and (ii) the Operating Partnership issued to HSCP newly issued limited partnership interests in the Operating Partnership designated as “Class A Units” (“Class A Units”) which represent the right to purchase OP Units (the “Additional OP Units”), in each case, subject to the terms and conditions set forth therein and in the Class A Unit Agreement, dated as of the date hereof, between the Operating Partnership and HSCP (the “Class A Unit Agreement”); and

WHEREAS, Color Up, LLC, a Delaware limited liability company (“Color Up”), the REIT, the Operating Partnership, Vestin Realty Mortgage I, Inc. (“VRMI”), Vestin Realty Mortgage II, Inc. (“VRMII”), and Michael V. Shustek (“Shustek” and, together with VRMI and VRMII, the “Advisor”) entered into an Equity Purchase and Contribution Agreement, dated as of August 25, 2021 (the “Color Up Agreement” and, together with the HSCP Agreement, the “Purchase Agreements”), pursuant to which (i) the Advisor sold, transferred, conveyed and contributed to Color Up shares of common stock, $0.0001 par value per share (the “Common Stock”), of the REIT owned or held by the Advisor in exchange for cash, (ii) Color Up contributed, transferred and conveyed cash, certain technology and equity interests in certain real properties to the Operating Partnership in exchange for newly issued OP Units and (iii) Color Up purchased and acquired from the REIT, and the REIT issued, sold and delivered to Color Up warrants (the “Warrants”) to purchase shares of Common Stock (the “Warrant Shares”), in each case, subject to the terms and conditions set forth therein or in the Warrant Agreement, as applicable; and

WHEREAS, the REIT and Color Up are parties to that certain Registration Rights Agreement, dated as of August 25, 2021 (the “Existing Agreement”), which was entered into in connection with the Color Up Agreement;

WHEREAS, in connection with the HSCP Agreement, and as a condition to the consummation of the transactions contemplated by the HSCP Agreement, the REIT and Color Up have agreed to amend and restated the Existing Agreement, and the REIT has agreed to grant the registration rights set forth herein for the benefit of the Holders.

NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions set forth herein, the parties hereby agree as follows:

Section 1.                Certain Definitions.  In this Agreement, the following terms have the following respective meanings:

“Additional OP Units” has the meaning ascribed to it in the recitals hereof.

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person.  For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning ascribed to it in the preamble.

“Board” means the board of directors of the REIT.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by applicable law, regulation or executive order to close.

“Class A Unit Agreement” has the meaning ascribed to it in the recitals hereof.

“Class A Unit” has the meaning ascribed to it in the recitals hereof.

“Commission” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” has the meaning ascribed to it in the recitals hereof.

“Color Up” has the meaning ascribed to it in the recitals hereof.

“Color Up Agreement” has the meaning ascribed to it in the recitals hereof.

 “Company Notice” has the meaning ascribed to it in 2(b).

 “Demand Notice” has the meaning ascribed to it in 2(a).

“Demand Registration Statement” means any one or more registration statements of the REIT filed under the Securities Act, covering the resale of any of the Registrable Securities pursuant to Section 2 of this Agreement, and all amendments and supplements to any such registration statements, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“End of Suspension Notice” has the meaning ascribed to it in 4(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

“Existing Agreement” has the meaning ascribed to it in the recitals hereof.

“FINRA” means the Financial Industry Regulatory Authority.

“Holder” means each Person holding Registrable Securities, including (i) HSCP, (ii) Color Up, (iii) each Person listed on Schedule I, as may be amended from time to time to reflect transferees permitted by Section 10, and (iv) each Person holding Registrable Securities as a result of a transfer, distribution or assignment to that Person of Registrable Securities (other than pursuant to an effective Resale Registration Statement or Rule 144), provided, if applicable, such transfer, distribution or assignment is made in accordance with Section 10 of this Agreement.

“HSCP” has the meaning ascribed to it in the recitals hereof.

“HSCP Agreement” has the meaning ascribed to it in the recitals hereof.

“Indemnified Party” has the meaning ascribed to it in 8(c).

“Indemnifying Party” has the meaning ascribed to it in 8(c).

“Issuance Date” means each date on which Registrable Securities are issued to, or otherwise acquired by, HSCP or Color Up pursuant to a Purchase Agreement, the Tender Offer, the Warrant Agreement or the Class A Unit Agreement.

“Losses” has the meaning ascribed to it in 8(a).

“Majority Selling Holders” means Holder(s) who collectively own a majority of the Registrable Securities that are proposed to be included in such underwritten offering of Registrable Securities.

“Maximum Number of Shares” has the meaning ascribed to it in 2(c).

“NYSE” means the New York Stock Exchange.

“OP Units” has the meaning ascribed to it in the recitals hereof.

“Person” means an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity.

”Piggyback Holders” has the meaning ascribed to it in 3(a).

“Piggyback Registration Statement” means any one or more registration statements of the REIT filed under the Securities Act, covering the resale of any of the Registrable Securities pursuant to Section 3 of this Agreement, and all amendments and supplements to any such registration statements, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“Piggyback Request” has the meaning ascribed to it in 3(a).

“Prospectus” means the prospectus included in any Resale Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Resale Registration Statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement or any issuer free writing prospectus (as defined in Rule 433 under the Securities Act), with respect to the offering of any portion of the Registrable Securities covered by such Resale Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Purchase Agreements” has the meaning ascribed to it in the recitals hereof.

“Registrable Securities” means, with respect to any Holder, (i) the shares of Common Stock purchased pursuant to the Contribution Agreement, (ii) shares of Common Stock, if any, issued upon redemption of OP Units or Additional OP Units purchased pursuant to the applicable Purchase Agreement or the Class A Unit Agreement, (iii) shares of Common Stock, if any, acquired pursuant to the Tender Offer; (iv) the Warrant Shares, (v) the Warrants and (vi) any additional securities issued or issuable as a dividend or distribution on, in exchange for, or otherwise in respect of, such shares of Common Stock and OP Units (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations, stock splits or otherwise); provided that shares of Common Stock and the Warrants shall cease to be Registrable Securities with respect to any Holder at the time such shares or Warrants, as applicable, (a) have been sold pursuant to an effective Resale Registration Statement, (b) are eligible to be sold without restriction or limitation thereunder on volume or manner of sale or other restrictions or limitations under Rule 144, or (c) have been sold to the REIT or any of its subsidiaries.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with the registration requirements of this Agreement, including (i) all fees of the Commission, the NYSE or such other exchange on which the Registrable Securities are listed from time to time, and FINRA, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Securities and the preparation of a blue sky memorandum and compliance with the rules of FINRA and the NYSE or other applicable exchange), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Resale Registration Statement, any Prospectus, any amendments or supplements thereto, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Securities on the NYSE or other applicable exchange pursuant to 5(k), (v) the fees and disbursements of counsel for the REIT and of the independent public accountants of the REIT (including the expenses of any special audit, agreed upon procedures and “cold comfort” letters required by or incident to such performance), (vi) the reasonable fees and disbursements of one counsel (along with any reasonably necessary local counsel) representing all Holders mutually agreed by the Majority Selling Holders; and (vii) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the REIT in connection with any Resale Registration Statement); provided, however, that Registration Expenses shall exclude (x) “brokers” or “underwriters” fees, discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder; or (y) any legal counsel fees of the Holders (including any local counsel) in excess of $100,000 without the consent of the REIT (such consent not to be unreasonably withheld).

“Requesting Holders” has the meaning ascribed to it in 2(b).

“Renewal Deadline” has the meaning ascribed to it in 2(g).

“Resale Registration Statement” means any one or more registration statements of the REIT filed under the Securities Act, whether a Demand Registration Statement, Piggyback Registration Statement or otherwise, covering the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statements, including post-effective amendments and new registration statements, in each case including the prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“Rule 144,” “Rule 158,” “Rule 415” or “Rule 424,” respectively, means such specified rule promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

“Selling Expenses” means, if any, all underwriting or broker fees, discounts and selling commissions or similar fees or arrangements, transfer taxes allocable to the sale of the Registrable Securities included in the applicable offering and all other expenses incurred in connection with the performance by the Holders of their obligations under the terms of this Agreement.

“Stockholders’ Agreement” means that certain Stockholders’ Agreement, dated as of August 25, 2021, by and among the REIT and the investors signatory thereto.

“Suspension Event” has the meaning ascribed to it in 4(c).

“Suspension Notice” has the meaning ascribed to it in 4(c).

“Tender Offer” means the tender offer to purchase the Offer Amount (as such term is defined in the Color Up Agreement) at the Offer Price (as such term is defined in the Color Up Agreement) conducted by Color Up.

“Warrant Agreement” means that certain Warrant Agreement, dated as of August 25, 2021, by and between the REIT and Color Up.

“Warrant Shares” has the meaning ascribed to it in the recitals hereof.

Section 2.                Demand Registration Rights.

(a)                Subject to the provisions hereof, each Holder, from time to time at any time from and after each Issuance Date for the applicable Registrable Securities, may request registration for resale under the Securities Act of all or part of the Registrable Securities owned by such Holder on such Issuance Date by giving written notice thereof (a “Demand Notice”) to the REIT (which Demand Notice shall specify the number of Registrable Securities to be offered by such Holder, the intended methods of distribution, including whether such methods will include or involve an underwritten offering, and whether such Demand Registration Statement will be a “shelf” registration statement under Rule 415).  Subject to 2(c) and 2(e) below, the REIT shall use reasonable best efforts (i) to file a Demand Registration Statement (which shall be a ‘shelf” registration statement under Rule 415 if requested pursuant to such Holder’s request pursuant to the first sentence of this 2(a)) registering for resale such number of Registrable Securities as requested to be so registered within 30 days in the case of a registration on Form S-3 (and 45 days in the case of a registration on Form S-11 or such other appropriate form) after the REIT’s receipt of a Demand Notice, and (ii) to cause such Demand Registration Statement to be declared effective by the Commission as soon as reasonably practicable thereafter.  Notwithstanding the foregoing, the REIT shall not be required to file a registration pursuant to this 2(a) (i) prior to (x) 180 days after the date of initial listing of the Registrable Securities on a national securities exchange, or (y) the expiration of any other lock-up period imposed with respect to the Registrable Securities under Section 5.01 of the Stockholders’ Agreement; and (ii) with respect to securities that are not Registrable Securities.  If permitted under the Securities Act, such Demand Registration Statement shall be automatically effective upon filing.

(b)               Within 10 days after receipt of any Demand Notice under 2(a), the REIT shall give written notice of such requested registration (which shall specify the intended method of disposition of such Registrable Securities) to all other Holders of Registrable Securities (a “Company Notice”), and the REIT shall include (subject to the provisions of this Agreement) in such registration, all Registrable Securities of such Holders with respect to which the REIT has received written requests for inclusion therein within 15 days after the delivery of such Company Notice (the “Requesting Holders”); provided that any such other Holder may withdraw its request for inclusion prior to the applicable registration statement becoming effective by notifying the REIT in accordance with 11(e).  Notwithstanding the foregoing, the REIT may, at any time (including, without limitation, prior to or after receiving a Demand Notice from a Holder), in its sole discretion, include all Registrable Securities then outstanding or any portion thereof in any Demand Registration Statement, including by virtue of adding such Registrable Securities as additional securities to an effective Demand Registration Statement (in which event the Company shall be deemed to have satisfied its registration obligation under Section 2 with respect to the Registrable Securities so included, so long as such registration statement remains effective and not the subject of any stop order, injunction or other order of the Commission).  In addition, the REIT may include in a Demand Registration Statement shares of Common Stock for sale for its own account or for the account of other security holders of the REIT.

(c)                If such Demand Registration Statement is filed in connection with an underwritten offering and the managing underwriters advise the REIT and the Holders covered by such Demand Registration Statement that, in the reasonable opinion of the managing underwriters, the number of securities proposed to be sold pursuant to the Demand Registration Statement exceeds the number of securities that can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the offering price per security) (such maximum number of securities, the “Maximum Number of Shares”), the REIT shall include in such Demand Registration Statement only such number of securities that, in the reasonable opinion of the managing underwriters, can be sold without materially delaying or jeopardizing the success of the offering (including the offering price per security), which securities shall be so included in the following order of priority, unless otherwise agreed by the REIT and the Holders covered by such Demand Registration Statement: (i) first, the Registrable Securities of the Requesting Holders pro rata in accordance with the number of Registrable Securities owned thereby, (ii) second, any securities the REIT proposes to sell for its own account, and (iii) third, any other securities that have been requested to be so included in such Demand Registration Statement.

(d)               If any of the Registrable Securities covered by a Demand Registration Statement are to be sold in an underwritten offering, the Holder(s) that delivered the Demand Notice shall have the right to select the underwriters (and their roles) in the offering and determine the structure of the offering and negotiate the terms of any underwriting agreement as they relate to the Requesting Holders, including the number of Registrable Securities to be sold (if not all Registrable Securities offered can be sold at the highest price offered by the underwriters), the offering price and underwriting discount; provided that such underwriters, structure and terms are reasonably acceptable to the REIT and a majority of the Requesting Holders.

(e)                Notwithstanding the foregoing, if the Board determines in its good faith judgment that the filing of a Demand Registration Statement would (i) have a material adverse effect on the REIT, or (ii) require the disclosure of material non-public information concerning the REIT that at the time is not, in the good faith judgment of the Board, in the best interests of the REIT to disclose and is not, in the opinion of the REIT’s counsel, otherwise required to be disclosed, then the REIT shall have the right to defer such filing for the period during which such registration would have such a material adverse effect on the REIT; provided, however, that (x) the REIT may not defer such filing for a period of more than 60 days after receipt of any Demand Notice, and (y) the REIT may not exercise its right to defer the filing of a Demand Registration Statement more than once in any 12-month period without the consent of a majority of the Requesting Holders.  The REIT shall give written notice of its determination to the Requesting Holder to defer the filing and of the fact that the purpose for such deferral no longer exists, in each case, promptly after the occurrence thereof.

(f)                Following the date of effectiveness of any Demand Registration Statement, the REIT shall use reasonable best efforts to keep the Demand Registration Statement continuously effective until such time as all of the Registrable Securities covered by such Demand Registration Statement have been sold pursuant to such Demand Registration Statement.

(g)               If, by the third anniversary (the “Renewal Deadline”) of the initial effective date of a Demand Registration Statement filed pursuant to 2(a) any of the Registrable Securities remain unsold by the Holders included on such Demand Registration Statement, the REIT shall file, if it has not already done so and is eligible to do so, a new Resale Registration Statement covering the Registrable Securities included on the prior Demand Registration Statement and shall use reasonable best efforts to cause such Resale Registration Statement to be declared effective on or prior to the Renewal Deadline; and the REIT shall take all other action necessary or appropriate to permit the public offering and sale of the Registrable Securities to continue as contemplated in the prior Demand Registration Statement.

Section 3.                Piggyback Registration Rights.

(a)                If at any time the REIT has determined to register any of its securities for its own account or for the account of other security holders of the REIT on any registration statement (other than on Form S-3 relating to any dividend reinvestment or similar plan or Forms S-4 or S-8) that permits the inclusion of the Registrable Securities, the REIT shall give the Holders written notice thereof promptly (but in no event less than 20 days prior to the anticipated filing date) and, subject to 3(b), shall include in such Piggyback Registration Statement all Registrable Securities requested to be included therein pursuant to the written request (a “Piggyback Request”)  of one or more Holders (the “Piggyback Holders”) received within 10 days after delivery of the REIT’s notice.

(b)               If a Piggyback Registration Statement is filed in connection with a primary underwritten offering on behalf of the REIT, and the managing underwriters advise the REIT that, in the reasonable opinion of the managing underwriters, the number of shares of Common Stock proposed to be included in such Piggyback Registration Statement exceeds the Maximum Number of Shares, the REIT shall include in such Piggyback Registration Statement, unless otherwise agreed by the REIT and the Majority Selling Holders, (i) first, the number of shares of Common Stock (or other common shares of the REIT) that the REIT proposes to sell, and (ii) second, the Registrable Securities of Piggyback Holders (such number of shares shall be allocated among such Piggyback Holders on a pro rata basis according to the number of Registrable Securities requested to be included by each such Piggyback Holder).

(c)                If a Piggyback Registration Statement is filed in connection with an underwritten offering on behalf of a holder of shares of Common Stock other than under this Agreement, and the managing underwriters advise the REIT that, in the reasonable opinion of the managing underwriters, the number of shares of Common Stock proposed to be sold pursuant to such Piggyback Registration Statement exceeds the Maximum Number of Shares, then the REIT shall include in such Piggyback Registration Statement, unless otherwise agreed by the REIT and such holder(s) (including, if applicable, a majority of the Piggyback Holders), (i) first, the number of shares of Common Stock requested to be included therein by the holder(s) requesting such registration, (ii) second, the Registrable Securities of Piggyback Holders (such number of shares shall be allocated among such Piggyback Holders on a pro rata basis according to the number of Registrable Securities requested to be included by each such Piggyback Holder, if necessary), (iii) third, the number of shares of Common Stock requested to be included therein by any other holders, and (iv) fourth, the number of shares of Common Stock that the REIT proposes to sell.

(d)               If any Piggyback Registration Statement is filed in connection with a primary or secondary underwritten offering, the REIT shall have the right to select, in its sole discretion, the managing underwriter or underwriters to administer any such offering.

(e)                The REIT shall not grant to any Person the right to request the REIT to register any Common Stock on a Piggyback Registration Statement unless such rights are consistent with the provisions of this Section 3.

(f)                If at any time after giving a Piggyback Notice and prior to the effective date of the registration statement filed in connection with such registration the REIT shall determine for any reason not to register the securities originally intended to be included in such registration statement, the REIT may, at its election, give written notice of such determination to the Piggyback Holders and thereupon the REIT shall be relieved of its obligation to register such Registrable Securities in connection with the registration of securities originally intended to be included in such registration statement.

Section 4.                Suspension.

(a)                Subject to the provisions of this Section 4 and a good faith determination by the Board that it is in the best interests of the REIT to suspend the use of any Resale Registration Statement following the effectiveness of such Resale Registration Statement (and the filings with any U.S. federal or state securities commissions, as necessary), the REIT, by written notice to the Holders (a “Suspension Notice”), may direct the Holders to suspend sales of the Registrable Securities pursuant to such Resale Registration Statement for such times as the REIT reasonably may determine is necessary and advisable (but in no event for more than 30 days in any 90-day period or 90 days in any 365-day period) if any of the following events occurs or will occur, as applicable: (i) an underwritten public offering of Common Stock (or other common shares of the REIT) by the REIT for its own account if the REIT is advised by the managing underwriter or underwriters that the concurrent resale of the Registrable Securities by the Holders pursuant to the Resale Registration Statement would have a material adverse effect on the REIT’s offering, subject to Section 3 hereof, (ii) there is material non-public information regarding the REIT that (A) the Board determines not to be in the REIT’s best interest to disclose, (B) would, in the good faith determination of the Board, require any revision to the Resale Registration Statement so that it shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (C) the REIT is not otherwise required to disclose or (iii) there is a significant bona fide business opportunity (including the acquisition or disposition of assets (other than in the ordinary course of business), including any significant merger, consolidation, tender offer or other similar transaction) available to the REIT that the REIT determines not to be in the REIT’s best interests to disclose (each of the events described in clauses (i)-(iii), a “Suspension Event”).

(b)               Upon the earlier to occur of (i) the REIT delivering to the Holders an End of Suspension Notice (as defined below), or (ii) the end of the maximum permissible suspension period, the REIT shall use reasonable best efforts to promptly amend or supplement the Resale Registration Statement on a post-effective basis, if necessary, or to take such action as is necessary to make resumed use of the Resale Registration Statement so as to permit the Holders to resume sales of the Registrable Securities as soon as possible.

(c)                If the REIT intends to suspend a Resale Registration Statement upon the occurrence of a Suspension Event, the REIT shall give a Suspension Notice to the Holders of Registrable Securities covered by any Resale Registration Statement to suspend sales of the Registrable Securities, and such Suspension Notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing (subject to the time limitations set forth in 4(a)) and that the REIT is taking all reasonable steps to terminate suspension of the effectiveness of the Resale Registration Statement as promptly as reasonably possible.  Such Holders shall not effect any sales of the Registrable Securities pursuant to such Resale Registration Statement (or such filings) at any time after it has received a Suspension Notice from the REIT and prior to receipt of an End of Suspension Notice.  If so directed by the REIT, each such Holder shall deliver to the REIT (at the reasonable expense of the REIT) all copies other than permanent file copies then in such Holder’s possession of the Prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice.  The Holders may recommence effecting sales of the Registrable Securities pursuant to the Resale Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the REIT, which End of Suspension Notice shall be given by the REIT to the Holders of Registrable Securities covered by any Resale Registration Statement in the manner described above promptly following the conclusion of any Suspension Event and its effect.

(d)               In the event the REIT has delivered a Suspension Notice to the Holders, the REIT shall have the right to place restrictive legends on the certificates representing (or book entries evidencing) Registrable Securities and to impose stop transfer instructions with respect to the Registrable Securities until the REIT delivers to the Holders an End of Suspension Notice.

Section 5.                Registration Procedures.

In connection with the obligations of the REIT with respect to any resale registration pursuant to this Agreement, the REIT shall:

(a)                prepare and file with the Commission, as specified in this Agreement, each Resale Registration Statement, which shall comply as to form in all material respects with the requirements of the applicable form and include all exhibits and financial statements required by the Commission to be filed therewith, and use reasonable best efforts to cause any Resale Registration Statement to become and remain effective as set forth in Section 2;

(b)               subject to Section 4, (i) prepare and file with the Commission such amendments and post-effective amendments to each such Resale Registration Statement as may be necessary to keep such Resale Registration Statement effective for the period described in Section 2, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, and (iii) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by each Resale Registration Statement during the applicable period in accordance with the intended method or methods of distribution specified by the Holders of Registrable Securities covered by such Resale Registration Statement;

(c)                furnish to the Holders of Registrable Securities covered by a Resale Registration Statement, without charge, such number of copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as any such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; subject to Section 4, the REIT hereby consents to the use of such Prospectus, including each preliminary Prospectus, by such Holders in connection with the offering and sale of the Registrable Securities covered by any such Prospectus;

(d)               use reasonable best efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Securities by the time the applicable Resale Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such domestic jurisdictions as any Holder of Registrable Securities covered by a Resale Registration Statement may reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Resale Registration Statement is required to be kept effective pursuant to Section 2 and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder;

(e)                cooperate with each Holder and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(f)                notify each Holder with Registrable Securities covered by a Resale Registration Statement promptly and, if requested by any such Holder, confirm such advice in writing (i) when such Resale Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Resale Registration Statement or the initiation of any proceedings for that purpose, (iii) of any written comments or requests by the Commission or any other federal or state governmental authority for amendments or supplements to such Resale Registration Statement or related Prospectus or for additional information, and (iv) of the happening of any event during the period such Resale Registration Statement is effective as a result of which such Resale Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by a Suspension Notice);

(g)               during the period of time set forth in Section 2, use its reasonable best efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Resale Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable;

(h)               upon request, furnish to each requesting Holder with Registrable Securities covered by a Resale Registration Statement, without charge, at least one conformed copy of such Resale Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(i)                 except as provided in Section 4, upon the occurrence of any event contemplated by Section 5(f)(iv), use reasonable best efforts to promptly prepare a supplement or post-effective amendment to a Resale Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to each requesting Holder a reasonable number of copies of each such supplement or post-effective amendment;

(j)                 enter into customary agreements and take all other action in connection therewith in order to expedite or facilitate the distribution of the Registrable Securities included in such Resale Registration Statement;

(k)               use reasonable best efforts (including seeking to cure in the REIT’s listing or inclusion application any deficiencies cited by the exchange or market) to list or include all Registrable Securities on any securities exchange on which such Registrable Securities are then listed or included, and enter into such customary agreements including a supplemental listing application and indemnification agreement in customary form;

(l)                 prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the REIT’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Resale Registration Statement as required by Section 2 hereof, the REIT shall register the Registrable Securities under the Exchange Act and maintain such registration through the effectiveness period required by Section 2;

(m)             (i) otherwise use reasonable best efforts to comply in all material respects with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and (iii) delay filing any Resale Registration Statement or Prospectus or amendment or supplement to such Resale Registration Statement or Prospectus to which any Holder of Registrable Securities covered by any Resale Registration Statement shall have reasonably objected on the grounds that such Resale Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, such Holder having been furnished with a copy thereof at least two Business Days prior to the filing thereof; provided, however, that the REIT may file such Resale Registration Statement or Prospectus or amendment or supplement following such time as the REIT shall have made a good faith effort to resolve any such issue with the objecting Holder and shall have advised the Holder in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;

(n)               cause to be maintained a registrar and transfer agent for all Registrable Securities covered by any Resale Registration Statement from and after a date not later than the effective date of such Resale Registration Statement;

(o)               in connection with any sale or transfer of the Registrable Securities (whether or not pursuant to a Resale Registration Statement) that would result in the securities being delivered no longer constituting Registrable Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing (or book entries evidencing) the Registrable Securities to be sold, which certificates or book entries shall not bear any transfer restrictive legends arising under federal or state securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as the Holders may request at least three Business Days prior to any sale of the Registrable Securities;

(p)               cause management of the REIT to cooperate as may be reasonably requested with each of the Holders of Registrable Securities covered by a Resale Registration Statement, including by participating in roadshows, one-on-one meetings with institutional investors, and any request for information or other diligence request by any such Holder or any underwriter; notwithstanding the foregoing, management of the REIT shall not be required to participate in roadshows or one-on-one meetings with institutional investors unless requested by one or more Holders of Registrable Securities having an aggregate value of at least $1,000,000;

(q)               in connection with a public offering of Registrable Securities, whether or not such offering is an underwritten offering, use reasonable best efforts to obtain a customary “comfort” letter from the independent registered public accountants for the REIT and any acquisition target of the REIT whose financial statements are required to be included or incorporated by reference in any Resale Registration Statement, in form and substance customarily given by independent registered public accountants in an underwritten public offering, addressed to the underwriters, if any, and to the Holders of the Registrable Securities being sold pursuant to each Resale Registration Statement;

(r)                 execute and deliver all instruments and documents (including an underwriting agreement or placement agent agreement, as applicable in customary form) and take such other actions and obtain such certificates and opinions as sellers of the Registrable Securities being sold reasonably request in order to effect a public offering of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the offering is an underwritten offering, (A) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, with respect to the business of the REIT and its subsidiaries, and the Resale Registration Statement and documents, if any, incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, and (B) use reasonable best efforts to furnish to the selling Holders and underwriters of such Registrable Securities opinions and negative assurance letters of counsel to the REIT and updates thereof (which counsel and opinions (in form, scope and substance) are reasonably satisfactory to the managing underwriters, if any, and one counsel selected by a majority of the selling Holders of the Registrable Securities), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and any such underwriters; and

(s)                upon reasonable request by a Holder, the REIT shall file an amendment to any applicable Resale Registration Statement (or Prospectus supplement, as applicable), to name additional Holders of Registrable Securities or otherwise update the information provided by any such Holder in connection with such Holder’s disposition of Registrable Securities.

Section 6.                Obligations of the Holders.

(a)                The REIT may require the Holders to furnish in writing to the REIT such information regarding such Holder and the proposed method or methods of distribution of Registrable Securities by such Holder as the REIT may from time to time reasonably request in writing or as may be required to effect the registration of the Registrable Securities, and no Holder may be entitled to be named as a selling stockholder in any Resale Registration Statement or use the Prospectus forming a part thereof if such Holder does not provide such information to the REIT; provided, however, that if the REIT elects to file a registration statement that includes all Registrable Securities outstanding in accordance with 2(a), the REIT shall be permitted to include in such registration statement such information regarding the Holders as the REIT has in its possession at the time of the filing of such registration statement.  Each Holder further agrees to furnish promptly to the REIT in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

(b)               Each Holder agrees to, upon receipt of any notice from the REIT of the happening of any event of the kind described in Section 5(f)(ii), 5(f)(iii) or 5(f)(iv) hereof, immediately discontinue disposition of Registrable Securities pursuant to a Resale Registration Statement until (i) any such stop order is vacated, or (ii) if an event described in Section 5(f)(iii) or Section 5(f)(iv) occurs, such Holder’s receipt of the copies of the supplemented or amended Prospectus.  If so directed by the REIT, such Holder shall deliver to the REIT (at the reasonable expense of the REIT) all copies, other than permanent file copies then in such Holder’s possession, in its possession of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 7.                Expenses of Registration.  The REIT shall pay all Registration Expenses in connection with the registration of the resale of the Registrable Securities pursuant to this Agreement and any other actions that may be taken in connection with the registration contemplated herein.  Each Holder participating in a registration pursuant to Section 2 or Section 3 shall bear such Holder’s proportionate share (based on the total number of Registrable Securities sold in such registration) of all Selling Expenses and any other expense relating to a registration of Registrable Securities pursuant to this Agreement and any other Selling Expenses relating to the sale or disposition of such Holder’s Registrable Securities pursuant to any Resale Registration Statement.

Section 8.                Indemnification and Contribution.

(a)                The REIT shall indemnify and hold harmless each Holder of Registrable Securities covered by a Resale Registration Statement, each person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, members, managers, stockholders, partners, limited partners, agents and employees of each of them, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including reasonable attorneys” fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in a Resale Registration Statement or any Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the REIT of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement; in each case, except to the extent, but only to the extent, that (A) such untrue statement or omission is based upon information regarding such Holder furnished in writing to the REIT by or on behalf of such Holder expressly for use therein, or (B) such information relates to such Holder or such Holder’s proposed method of distribution of the Registrable Securities and was approved in writing by or on behalf of such Holder expressly for use in the Resale Registration Statement, such Prospectus or in any amendment or supplement thereto.

(b)               Each Holder of Registrable Securities covered by a Resale Registration Statement shall, severally and not jointly, indemnify and hold harmless the REIT, each director of the REIT, each officer of the REIT who shall sign a Resale Registration Statement, and each Person who controls any of the foregoing Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Resale Registration Statement or any Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only to the extent that (i) such untrue statement or omission is based upon information regarding such Holder furnished in writing to the REIT by or on behalf of such Holder expressly for use therein, or (ii) such information relates to such Holder or such Holder’s proposed method of distribution of the Registrable Securities and was approved in writing by or on behalf of such Holder expressly for use in the Resale Registration Statement, such Prospectus or in any amendment or supplement thereto.

(c)                Each party entitled to indemnification under this Section 8 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 8 except to the extent of the actual damages suffered by such delay in notification.  The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses.  The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless (i) the employment of such counsel was authorized in writing by the Indemnifying Party in connection with the defense of such action, (ii) the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or (iii) the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement unless such judgment or settlement (i) includes an unconditional release by the claimant or plaintiff to such Indemnified Party from all liability in respect to such claim or litigation, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

(d)               If the indemnification provided for in this Section 8 is unavailable to a party that would have been an Indemnified Party under this Section 8 in respect of any Losses referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the statement or omission which resulted in such Losses, as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The REIT and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this 8(d).

(e)                No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f)                In no event shall any Holder be liable for any Losses pursuant to this Section 8 in excess of the net proceeds to such Holder of any Registrable Securities sold by such Holder.

Section 9.                Rule 144.  Subject to Section 5.01 of the Stockholders’ Agreement, the REIT shall, at the REIT’s expense, for so long as any Holder holds any Registrable Securities, use reasonable best efforts to cooperate with the Holders, as may be reasonably requested by any Holder from time to time, to facilitate any proposed sale of Registrable Securities by the requesting Holder(s) in accordance with the provisions of Rule 144, including by using reasonable best efforts (i) to comply with the current public information requirements of Rule 144 and (ii) to provide opinions of counsel as may be reasonably necessary in order for such Holder to avail itself of such rule to allow such Holder to sell such Registrable Securities without registration under the Securities Act.

Section 10.            Transfer of Registration Rights.  The rights and obligations of a Holder under this Agreement may be transferred or otherwise assigned to a transferee or assignee of Registrable Securities, provided (i) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if such transferee or assignee were an original party hereunder, and (ii) the REIT is given written notice by such Holder of such transfer or assignment stating the name and address of such transferee or assignee and identifying the securities with regard to which such rights and obligations are being transferred or assigned.

Section 11.            Miscellaneous.

(a)                Governing Law; Jurisdiction; Waiver of Jury Trial.  This Agreement and any claim, controversy or dispute arising under or related in any way to this Agreement, the relationship of the parties, the transactions contemplated by this Agreement and/or the interpretation and enforcement of the rights and duties of the parties hereunder or related in any way to the foregoing, shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to any choice or conflict of law provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Maryland.

EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY AND AGREES THAT ALL CLAIMS IN RESPECT OF THE SUIT, ACTION OR OTHER PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT.  EACH PARTY AGREES TO COMMENCE ANY SUCH SUIT, ACTION OR OTHER PROCEEDING IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND.  EACH PARTY WAIVES ANY DEFENSE OF IMPROPER VENUE OR INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY, OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO.  ANY PARTY MAY MAKE SERVICE ON ANY OTHER PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN 11(e).  NOTHING IN THIS 11(a), HOWEVER, SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AT EQUITY.  EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING SO BROUGHT SHALL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW OR AT EQUITY.

EACH OF THE PARTIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.  EACH OF THE PARTIES (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (ii) ACKNOWLEDGES THAT SUCH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

(b)               Entire Agreement.  This Agreement, together with the Purchase Agreements, the Warrant Agreement and the Class A Unit Agreement, constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof.

(c)             Interpretation and Usage.  In this Agreement, unless there is a clear contrary intention: (i) when a reference is made to a section, an annex or a schedule, that reference is to a section, an annex or a schedule of or to this Agreement; (ii) the singular includes the plural and vice versa; (iii) reference to any agreement, document or instrument means that agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (iv) reference to any statute, rule, regulation or other law means that statute, rule, regulation or law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law means that section or provision from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of that section or provision; (v) ”hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular article, section or other provision of this Agreement; (vi) ”including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (vii) references to agreements, documents or instruments shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (viii) the terms “writing,” “written” and words of similar import shall be deemed to include communications and documents in e-mail, fax or any other similar electronic or documentary form.

(d)               Amendment.  No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the REIT and the Holders of at least a majority of the Registrable Securities (it being understood that a modification of Schedule I hereto to reflect a transfer permitted by Section 10 shall not be deemed to require such approval).

(e)                Notices.  Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when receipt is acknowledged by recipient if sent by fax or e-mail, (iii) five (5) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next Business Day after having been sent by a nationally recognized overnight mail or courier service, receipt requested.  Notices shall be addressed as follows: (A) if to a Holder, at such Holder’s address, e-mail address or fax number set forth on Schedule I hereto, or at such other address, e-mail address or fax number as such Holder shall have furnished to the REIT in writing, or (B) if to any assignee or transferee of a Holder, at such address, e-mail address or fax number as such assignee or transferee shall have furnished to the REIT in writing, or (C) if to the REIT, at the address of its principal executive offices and addressed to the attention of the President, or at such other address, e-mail address or fax number as the REIT shall have furnished to the Holders.  Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to a designated representative of such Holder.

(f)                Counterparts.  This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (provided, however, that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.  This Agreement may be executed in any number of separate counterparts (including by means of facsimile, e-mail (including ..pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, for example, www.docusign.com) or other transmission method), each of which is an original but all of which taken together shall constitute one and the same instrument.

(g)               Severability.  In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

(h)               Section Titles.  Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

(i)                 Successors and Assigns.  This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.  If any successor or permitted assignee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, (a) such successor or permitted assignee shall be entitled to all of the benefits of a “Holder” under this Agreement and (b) such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

(j)                 Remedies; No Waiver.  Each party acknowledges and agrees that the other parties would be irreparably damaged in the event that the covenants set forth in this Agreement were not performed in accordance with its specific terms or were otherwise breached.  It is accordingly agreed that each party hereto shall be entitled to seek an injunction to specifically enforce the terms of this Agreement solely in the courts specified in 11(a), in addition to any other remedy to which such party may be entitled hereunder, at law or in equity.

No failure or delay by a party in exercising any right or remedy provided by law or under this Agreement shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any further exercise of it or the exercise of any other remedy.

(k)               No Other Obligation to Register.  Except as otherwise expressly provided in this Agreement, the REIT shall have no obligation to the Holders to register the resale of the Registrable Securities under the Securities Act.

(l)                 Changes in Securities Laws.  In the event that any amendment, repeal or other change in the securities laws shall render the provisions of this Agreement inapplicable, the REIT shall provide the Holders with substantially similar rights to those granted under this Agreement and use its good faith efforts to cause such rights to be as comparable as possible to the rights granted to the Holders hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

THE PARKING REIT, INC.

By: Manuel Chavez, III___________________

Name: Manuel Chavez, III

Title: Chief Executive Officer

COLOR UP, LLC

By: /s/ Manuel Chavez, III_________________

Name:  Manuel Chavez, III

Title: Chief Executive Officer

HSCP STRATEGIC III, L.P.

By: /s/ Jeffrey Osher______________________

Name:  Jeffery Osher

Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

Schedule I

Holders of Registrable Securities Address, E-mail Address and Fax Number

Color Up, LLC

[  ]

Email: [  ]

Fax: [  ]

HSCP STRATEGIC III, L.P.

[  ]

Email: [  ]